LANGAR GLOBAL HEALTHTECH ETF

Supplement dated September 30, 2026

to the Prospectus, Summary Prospectus, and Statement of Additional Information,

each dated May 1, 2026

The information in this Supplement should be read in conjunction with the Prospectus, Summary Prospectus, and Statement of Additional Information for the Langar Global HealthTech ETF.

NOTICE OF LIQUIDATION OF THE LANGAR GLOBAL HEALTHTECH ETF. On September 28, 2026, the Board of Trustees (the “Board”) of the Spinnaker ETF Series (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) considered and unanimously approved a proposal to liquidate the Langar Global HealthTech ETF (the “Fund”), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation and Termination (the “Plan”) on or about October 30, 2026 (the “Liquidation Date”). The Plan authorizes the liquidation and termination of the Fund.

Prior to and through the close of regular trading (the “Close of Trading”) on the Cboe BZX Exchange, Inc. (the “Exchange”) on or about October 30, 2026 (the “Closing Date”), the Fund will undertake the process of closing down and liquidating its portfolio. As the Fund increases its holdings in cash and cash equivalents, it will not be able to achieve its investment objective during this period.

On or about October 28, 2026, the Fund will stop accepting orders from Authorized Participants to purchase Creation Units as of its normal Closing Time as described in the SAI (i.e., 4:00 p.m., Eastern time). In addition, the deadline for orders to redeem Creation Units of the Fund on the Closing Date will be no later than 1:00 p.m., Eastern time. If an Authorized Participant does not place its redemption order on the Closing Date by 1:00 p.m. Eastern time, then the order will be rejected for not being submitted in good form and the shares included in such order will be individually redeemed as part of the overall liquidation of the Fund.

Trading of the Fund’s shares will be suspended prior to the open of regular trading (i.e., 9:30 a.m., Eastern time) on the Exchange on November 2, 2026. Accordingly, the final date of trading of the Fund’s shares on the Exchange will be October 30, 2026. Shareholders may sell their shares on or before the Close of Trading on October 30, 2026, and may incur customary brokerage charges. Shareholders who do not sell their shares on or before the Close of Trading on the Closing Date, will receive cash equal to the amount of the net asset value of their shares calculated as of the close of business on the Closing Date. Proceeds of the liquidation are currently expected to be sent to shareholders on or about November 6, 2026. These payments may be taxable and will include any accrued capital gains and dividends. In addition, the Fund may also pay a final clean-up distribution of any accrued capital gains and income in an amount necessary to comply with any tax requirements applicable to the Fund to shareholders of record as of the Close of Trading on the Closing Date. Please consult your tax advisor about the potential tax consequences.

For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27802 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference